               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 2002 Target Term Trust Inc.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                          2002 TARGET TERM TRUST INC.

                                ----------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 21, 2002
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of 2002 Target Term Trust Inc. ('Fund') will be held on March 21, 2002 at 10:00 a.m., Eastern time, at 152 West 52nd Street, 16th Floor, New York, New York 10019 for the following purposes:

        (1) To elect twelve (12) directors to serve until the annual meeting of shareholders in 2003, or until their successors are elected and qualified; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on January 17, 2002. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          AMY R. DOBERMAN
                                          Secretary

January 28, 2002
51 West 52nd Street
New York, New York 10019-6114

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.


--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                              VALID SIGNATURE
                    ------------                              ---------------
Corporate Accounts

  (1) ABC Corp.......................................  ABC Corp.
                                                        John Doe, Treasurer

  (2) ABC Corp.......................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer..............  John Doe

  (4) ABC Corp. Profit Sharing Plan..................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account..............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/28/78............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B.
      Smith, Jr. UGMA/UTMA...........................  John B. Smith

  (2) Estate of John B. Smith........................  John B. Smith, Jr.
                                                        Executor

                          2002 TARGET TERM TRUST INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                              -------------------

                                PROXY STATEMENT

                              -------------------

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 21, 2002

    This statement is furnished to the shareholders of 2002 Target Term Trust Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on March 21, 2002, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about January 28, 2002.

    A majority of the shares outstanding on January 17, 2002, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the twelve nominees for director named herein, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the meeting. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, the Fund must receive your revocation prior to the meeting and your revocation must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, January 17, 2002, the Fund had outstanding 7,650,667 shares of common stock. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Brinson Advisors, Inc. ('Brinson Advisors') or UBS PaineWebber Inc. ('UBS PaineWebber'sm'*'), who will not receive any compensation therefor from the Fund.

---------
* UBS PaineWebber is a service mark of UBS AG.

    Brinson Advisors serves as the Fund's investment advisor and administrator. Brinson Advisors, a Delaware corporation, is an indirect wholly owned asset management subsidiary of UBS AG ('UBS'), with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114. The principal business offices of UBS PaineWebber are located at 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business offices of UBS are located at Bahnhofstrasse 45, Zurich, Switzerland.

    Goldman Sachs Funds Management, L.P. ('Sub-Advisor'), 85 Broad Street, New York, New York 10004, serves as the Fund's investment sub-advisor. The Sub-Advisor is a limited partnership indirectly controlled by Goldman Sachs Group, Inc., 85 Broad Street, New York, New York 10004.

    The Fund's annual report containing financial statements for the fiscal year ended November 30, 2001, is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the twelve nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the twelve nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Mr. Bewkes has served as a director from the Fund's inception except for a brief period in 1993. Messrs. Armstrong and Burt have served as directors of the Fund since March 16, 1995. Other than Brian M. Storms, each of the other remaining directors was first elected to the board on April 11, 1996.
Mr. Storms has served as a director since May 13, 1999. Effective September 20, 2001, Mr. Storms resigned his position as director and David J. Beaubien, William W. Hewitt, Morton L. Janklow and William D. White were appointed directors of the Fund. Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (20 persons) beneficially owned any shares of the Fund on December 31, 2001.

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        DECEMBER 31, 2001**
       ------------                ------------------------------------        -------------------
Margo N. Alexander*; 54      Director. Mrs. Alexander is an executive vice          --
                             president and a director of UBS PaineWebber
                             (since March 1984). She was chief executive
                             officer of Brinson Advisors from January 1995 to
                             October 2000, a director (from January 1995 to
                             September, 2001) and chairman (from March 1999
                             to September 2001) of Brinson Advisors.
                             Mrs. Alexander is a director or trustee of 22
                             investment companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates
                             serves as investment advisor, sub-advisor or
                             manager.

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        DECEMBER 31, 2001**
       ------------                ------------------------------------        -------------------
Richard Q. Armstrong; 66     Director. Mr. Armstrong is chairman and                --
                             principal of R.Q.A. Enterprises (management
                             consulting firm) (since April 1991 and principal
                             occupation since March 1995). He is also a
                             director of AlFresh Beverages Canada, Inc. (a
                             Canadian Beverage subsidiary of AlFresh Foods
                             Inc.) (since October 2000). Mr. Armstrong was
                             chairman of the board, chief executive officer
                             and co-owner of Adirondack Beverages (producer
                             and distributor of soft drinks and
                             sparkling/still waters) (October 1993-March
                             1995). He was a partner of The New England
                             Consulting Group (management consulting firm)
                             (December 1992-September 1993). He was managing
                             director of LVMH U.S. Corporation (U.S.
                             subsidiary of the French luxury goods
                             conglomerate, Louis Vuitton Moet Hennessey
                             Corporation) (1987-1991) and chairman of its
                             wine and spirits subsidiary, Schieffelin &
                             Somerset Company (1987-1991). Mr. Armstrong is a
                             director or trustee of 22 investment companies
                             for which Brinson Advisors, UBS PaineWebber or
                             one of their affiliates serves as investment
                             advisor, sub-advisor or manager.

David J. Beaubien; 67        Director. Mr. Beaubien is chairman of Yankee
                             Environmental Systems, Inc., a manufacturer of
                             meteorological measuring systems. Prior to
                             January 1991, he was senior vice president of
                             EG&G, Inc., a company which makes and provides a
                             variety of scientific and technically oriented
                             products and services. He is also director of
                             IEC Electronics, Inc., a manufacturer of
                             electronic assemblies. From 1985 to
                             January 1995, Mr. Beaubien served as a director
                             or trustee on the boards of the Kidder, Peabody
                             & Co. Incorporated mutual funds. Mr. Beaubien is
                             a director or trustee of 22 investment companies
                             for which Brinson Advisors, UBS PaineWebber or
                             one of their affiliates serves as investment
                             advisor, sub-advisor or manager.

E. Garrett Bewkes, Jr.*; 75  Director and Chairman of the board of directors.       --
                             Mr. Bewkes serves as a consultant to
                             UBS PaineWebber (since May 1999). Prior to
                             November 2000, he was a director of Paine Webber
                             Group Inc. ('PW Group,' formerly the holding
                             company of UBS PaineWebber and Brinson
                             Advisors) and prior to 1996, he was a consultant
                             to PW Group. Prior to 1988, he was chairman of
                             the board, president and chief executive officer
                             of American Bakeries Company. Mr. Bewkes is a
                             director of Interstate Bakeries Corporation.
                             Mr. Bewkes is a director or trustee of 32
                             investment companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates
                             serves as investment advisor, sub-advisor or
                             manager.

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        DECEMBER 31, 2001**
       ------------                ------------------------------------        -------------------
Richard R. Burt; 54          Director. Mr. Burt is chairman of IEP Advisors,        --
                             LLP (international investments and consulting
                             firm) (since March 1994) and a partner of
                             McKinsey & Company (management consulting firm)
                             (since 1991). He is also a director of
                             Archer-Daniels-Midland Company (agricultural
                             commodities), Hollinger International Company
                             (publishing), six investment companies in the
                             Deutsche Bank family of funds, nine investment
                             companies in the Flag Investors family of funds,
                             The Central European Fund, Inc. and The Germany
                             Fund, Inc., vice chairman of Anchor Gaming
                             (provides technology to gaming and wagering
                             industry) (since July 1999) and chairman of
                             Weirton Steel Corp. (makes and finishes steel
                             products) (since April 1996). He was the chief
                             negotiator in the Strategic Arms Reduction Talks
                             with the former Soviet Union (1989-1991) and the
                             U.S. Ambassador to the Federal Republic of
                             Germany (1985-1989). Mr. Burt is a director or
                             trustee of 22 investment companies for which
                             Mitchell Hutchins, PaineWebber or one of their
                             affiliates serves as investment adviser.

Meyer Feldberg; 59           Director. Mr. Feldberg is Dean and Professor of        --
                             Management of the Graduate School of Business,
                             Columbia University. Prior to 1989, he was
                             president of the Illinois Institute of
                             Technology. Dean Feldberg is also a director of
                             Primedia Inc. (publishing), Federated Department
                             Stores, Inc. (operator of department stores) and
                             Revlon, Inc. (cosmetics) and Select Medical Inc.
                             (healthcare services). Dean Feldberg is a
                             director or trustee of 30 investment companies
                             for which Brinson Advisors, UBS PaineWebber or
                             one of their affiliates serves as investment
                             advisor, sub-advisor or manager.

George W. Gowen; 72          Director. Mr. Gowen is a partner in the law firm       --
                             of Dunnington, Bartholow & Miller. Prior to May
                             1994, he was a partner in the law firm of Fryer,
                             Ross & Gowen. Mr. Gowen is a director or trustee
                             of 30 investment companies for which Brinson
                             Advisors, UBS PaineWebber or one of their
                             affiliates serves as investment advisor,
                             sub-advisor or manager.

William W. Hewitt, Jr.; 73   Director. Mr. Hewitt is retired. Since 1988, he
                             has served as a director or trustee on the
                             boards of the Guardian Life Insurance Company
                             mutual funds. From 1990 to January 1995, Mr.
                             Hewitt served as a director or trustee on the
                             boards of the Kidder, Peabody & Co. Incorporated
                             mutual funds. From 1986-1988, he was an
                             executive vice president and director of mutual
                             funds, insurance and trust services of Shearson
                             Lehman

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        DECEMBER 31, 2001**
       ------------                ------------------------------------        -------------------
                             Brothers Inc. From 1976-1986, he was president
                             of Merrill Lynch Funds Distributor, Inc.
                             Mr. Hewitt is a director or trustee of 22
                             investment companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates
                             serves as investment advisor, sub-advisor or
                             manager.

Morton L. Janklow; 71        Director. Mr. Janklow is senior partner of
                             Janklow & Nesbit Associates, an international
                             literary agency representing leading authors in
                             their relationships with publishers and motion
                             picture, television and multi-media companies,
                             and of counsel to the law firm of Janklow &
                             Ashley. Mr. Janklow is a director or trustee of
                             22 investment companies for which Brinson
                             Advisors, UBS PaineWebber or one of their
                             affiliates serves as investment advisor,
                             sub-advisor or manager.

Frederic V. Malek; 65        Director. Mr. Malek is chairman of Thayer Hotel        --
                             Investors III, Thayer Capital Partners (merchant
                             bank) and chairman of Thayer Hotel Investors II
                             and Lodging Opportunities Fund (hotel investment
                             partnerships). From January 1992 to November
                             1992, he was campaign manager of Bush-Quayle
                             '92. From 1990 to 1992, he was vice chairman
                             and, from 1989 to 1990, he was president of
                             Northwest Airlines Inc. and NWA Inc. (holding
                             company of Northwest Airlines Inc.). Prior to
                             1989, he was employed by the Marriott
                             Corporation (hotels, restaurants, airline
                             catering and contract feeding), where he most
                             recently was an executive vice president and
                             president of Marriott Hotels and Resorts. Mr.
                             Malek is also a director of Aegis
                             Communications, Inc. (tele-services), American
                             Management Systems, Inc. (management consulting
                             and computer related services), Automatic Data
                             Processing, Inc. (computing services), CB
                             Richard Ellis, Inc. (real estate services), FPL
                             Group, Inc. (electric services), Classic
                             Vacation Group (packaged vacations), HCR/Manor
                             Care, Inc. (health care), SAGA Systems, Inc.
                             (software company) and Northwest Airlines Inc.
                             Mr. Malek is a director or trustee of 22
                             investment companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates
                             serves as investment advisor, sub-advisor or
                             manager.

Carl W. Schafer; 66          Director. Mr. Schafer is president of the              --
                             Atlantic Foundation (charitable foundation). He
                             is a director of Labor Ready, Inc. (temporary
                             employment), Roadway Express, Inc. (trucking),
                             The Guardian Group of Mutual Funds, the Harding,
                             Loevner Funds, E.I.I. Realty Trust (investment
                             company), Electronic Clearing House, Inc.

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        DECEMBER 31, 2001**
       ------------                ------------------------------------        -------------------
                             (financial transactions processing), Frontier
                             Oil Corporation and Nutraceutix, Inc.
                             (biotechnology company). Prior to January 1993,
                             he was chairman of the Investment Advisory
                             Committee of the Howard Hughes Medical
                             Institute. Mr. Schafer is a director or trustee
                             of 22 investment companies for which Brinson
                             Advisors, UBS PaineWebber or one of their
                             affiliates serves as an investment advisor,
                             sub-advisor or manager.

William D. White; 67         Director. Mr. White is retired. From February
                             1989 through March 1994, he was president of the
                             National League of Professional Baseball Clubs.
                             Prior to 1989, he was a television sportscaster
                             for WPIX-TV, New York. Mr. White served on the
                             Board of Directors of Centel from 1989 to 1993
                             and until recently on the board of directors of
                             Jefferson Banks Incorporated, Philadelphia, PA.
                             Mr. White is a director or trustee of 22
                             investment companies for which Brinson Advisors,
                             UBS PaineWebber or one of their affiliates
                             serves as investment advisor, sub-advisor or
                             manager.

---------

 * Mrs. Alexander and Mr. Bewkes are 'interested persons' of the Fund, as defined by the 1940 Act, by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

    The board of directors of the Fund met five times during the fiscal year ended November 30, 2001. Each director (except Messrs. Beaubien, Hewitt, Janklow and White, each of whom was appointed as a director effective September 20,
2001) attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit and Contract Review Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit and Contract Review Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the independent auditors' independence; and (d) based upon its review of the above, recommended to the board that the audited financial statements be included in the Fund's annual report to shareholders. The Audit and Contract Review Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Gowen, Hewitt, Janklow, Malek, Schafer and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund, and all of whom are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit and Contract Review Committee is also a member of a similar committee established by the boards of other investment companies for which Brinson Advisors or UBS PaineWebber serves as investment advisor. The Audit and Contract Review Committee met once during the fiscal year ended

November 30, 2001 and each individual who was a member of the committee at that time attended that meeting.

    Each board member who is not an 'interested person' of the fund receives, in the aggregate from Brinson and PACE Select mutual funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson and vice chairperson of the Audit and Contract Review Committee receives annually $12,500 and $7,500, respectively. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such mutual funds (or each relevant mutual fund in the case of a special meeting) pro rata based on the mutual funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of Brinson Advisors or one of its affiliates presently receives any compensation from the fund for acting as a board member or officer.

                             COMPENSATION TABLE'D'

                                                                                 TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION      FROM THE
NAME OF                                                           FROM        FUND AND THE
PERSON, POSITION                                               THE FUND*     FUND COMPLEX**
------------------------------------------------------------  ------------   --------------
Richard Q. Armstrong, Director..............................     $1,284         $79,500
David J. Beaubien, Director.................................     $   24         $59,155
Richard R. Burt, Director...................................     $1,134         $71,400
Meyer Feldberg, Director....................................     $2,099         $91,798
George W. Gowen, Director...................................     $1,255         $89,279
William W. Hewitt, Jr., Director............................     $   25         $71,033
Morton L. Janklow, Director.................................     $   24         $52,905
Frederic V. Malek, Director.................................     $1,284         $79,500
Carl W. Schafer, Director...................................     $1,284         $79,230
William D. White, Director..................................     $   24         $59,155

---------

'D' Only independent board members are compensated by the funds for which Brinson Advisors or UBS PaineWebber serve as investment advisor, sub-advisor or manager; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation.

 * Represents fees paid to each director during the fiscal year ended November 30, 2001.

** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 33 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 37 investment companies in the case of Messrs. Feldberg and Gowen; and (c) one investment company in the case of Messrs. Beaubien, Hewitt, Janklow and White for which Brinson Advisors, UBS PaineWebber or one their affiliates served as investment advisor, sub-advisor or manager. None of these funds has a bonus, pension, profit sharing or retirement plan.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

    The Fund's financial statements for the fiscal year ended November 30, 2001, were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young will be preparing the Fund's federal and state annual income tax returns and will provide certain non-audit services. The Audit and Contract Review Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ended November 30, 2002. Ernst & Young has been the Fund's independent auditors since the Fund's inception in October 1992. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

    The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent calendar year and the review of the financial statements included in the Fund's reports to shareholders are approximately $14,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed by Ernst & Young for the most recent fiscal year end for professional services rendered for financial information systems design and implementation services or other services provided to the Fund. Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Fund.

ALL OTHER FEES

    There were approximately $111,700 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, Brinson Advisors and entities that control, are controlled by or are under common control with Brinson Advisors that provide services to the Fund.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

        T. KIRKHAM BARNEBY, age 55, vice president of the Fund (appointed September 1995). Mr. Barneby is a managing director and chief investment officer -- quantitative investments of Brinson Advisors. Mr. Barneby is a vice president of nine investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

        THOMAS DISBROW, age 35, vice president and assistant treasurer of the Fund (appointed February 2000). Mr. Disbrow is a director and a senior manager of the mutual fund finance department of Brinson Advisors. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 22 investment companies for which Mitchell Hutchins Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

        AMY R. DOBERMAN, age 39, vice president of the Fund (appointed September
    2000). Ms. Doberman is an executive director and general counsel of Brinson Advisors. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Assistant Chief Counsel at the Securities and Exchange Commission. Ms. Doberman is a vice president and secretary of 24 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

        KEVIN J. MAHONEY, age 36, vice president and assistant treasurer of the Fund (appointed May 1999). Mr. Mahoney is a director and a senior manager of the mutual fund finance department of Brinson Advisors. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

        EMIL POLITO, age 41, vice president of the Fund (appointed in February
    2001). Mr. Polito is an executive director and head of investment support and mutual fund services of Brinson Advisors. From July 2000 to October 2000, he was a senior manager of investment systems at Dreyfus Corp. Prior to July 2000, Mr. Polito was a senior vice president and director of operations and control for Brinson Advisors. Mr. Polito is a vice president of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

        PAUL H. SCHUBERT, age 39, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is an executive director and head of the mutual fund finance department of Brinson Advisors. Mr. Schubert is a vice president and treasurer of 22 investment companies and treasurer and principal accounting officer of 2 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

        BRIAN M. STORMS, age 47, president of the Fund (appointed November
    2000). Mr. Storms is chief operating officer (since September 2001) and president of Brinson Advisors (since March 1999). Mr. Storms was chief executive officer of Brinson Advisors from October 2000 to September 2001. He was president of Prudential Investments (1996-1999). Prior to joining Prudential Investments he was a managing director at Fidelity Investments. Mr. Storms is president of 22 investment companies and president and trustee of 2 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

        KEITH A. WELLER, age 40, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a director and senior associate general counsel of Brinson Advisors. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as an investment advisor, sub-advisor or manager.

                               OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

    Based on a Schedule 13D submitted to the Fund and filed with the Securities and Exchange Commission, we are aware of the following shareholder who owned more than 5% of the Fund's shares as of the date indicated:

                                                                 NUMBER AND PERCENTAGE OF SHARES
                                                                    BENEFICIALLY OWNED AS OF
NAME                                                                     JANUARY 8, 2002
----                                                        -----------------------------------------
Karpus Management, Inc. ..................................        420,725                5.50%

    The shareholder may be contacted c/o Brinson Advisors, Inc., 51 West 52nd Street, New York, NY 10019-6114. Management does not know of any other person who owns beneficially 5% or more of the shares of the Fund.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Fund is not aware of any outstanding report required to be filed by any board member.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,




                                          AMY R. DOBERMAN
                                          Secretary

January 28, 2002

       ------------------------------------------------------------------

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

       ------------------------------------------------------------------

                  AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

    The Audit and Contract Review Committee (the 'Committee') of the Boards of Trustees and Boards of Directors (each, a 'Board' and collectively, the 'Boards') of the funds for which Brinson Advisors, Inc. ('Brinson Advisors') serves as investment adviser or investment manager (each, a 'Fund' and collectively, the 'Funds') is hereby established on this the 12th day of September, 2001. The two primary purposes of the Committee are to oversee the Funds' accounting and financial reporting policies, practices and internal controls as required by the Investment Company Act of 1940, as amended (the 'Act') and, for those Funds organized as closed-end investment management companies, the rules of the New York Stock Exchange, Inc. or other relevant securities exchange, if any, on which shares of the Fund are listed, and to review the performance by certain service providers of their contracts and arrangements with the Funds as required by the Act.

    In connection with the oversight of each Fund's accounting and financial reporting policies, practices and internal controls, the Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and each Fund's financial statements, act as a liaison between the Boards and each Fund's independent auditors and periodically report to the Boards. In performing its duties, the Committee shall have unrestricted access to the Boards' Trustees and Directors, the independent auditors, Fund officers, and the senior management of Brinson Advisors.

    With respect to its contract review function, the Committee will consider the performance of the Funds' investment advisor or investment manager (as appropriate) and administrator, sub-advisors, distributor and all other service providers. The Committee will determine whether compensation paid by the Funds pursuant to their contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered. In performing its duties, the Committee shall have unrestricted access to the Funds' Trustees and Directors, the officers of the Funds and senior management of each service provider.

COMPOSITION

    The Committee shall be composed of all the independent Trustees/Directors of the Funds. The Boards shall elect a chairperson, who shall preside over Committee meetings (the 'Chairperson'). The Chairperson shall serve for an initial interim term of one year and, thereafter, for successive terms of three years.

    Each member of the Committee must meet the independence and experience requirements set forth in Appendix A.

MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than annually. An agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairperson may invite the Funds' officers and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds' officers and other parties.

    A majority of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report to the Boards on the result of its deliberations and make such recommendations as deemed appropriate.

DUTIES AND RESPONSIBILITIES

    As a general rule, the Funds' independent auditors are ultimately accountable to the applicable Board and the Committee, and the Committee and the Boards have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors of the Funds. In addition, the Committee shall have the following specific duties and responsibilities for each Fund:

AUDIT OVERSIGHT

     Recommend to the Board the selection of an independent public accounting firm.

     Review the scope of the Fund's proposed audit each year, including the extent of audit and non-audit services provided to the Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

     Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1.

     Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     Recommend to the Board appropriate actions in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the auditors.

     Discuss with management the performance of the independent auditors, management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board regarding the retention of the independent auditors.

     Review and discuss with the independent auditors and management the Fund's annual report to shareholders and significant accounting policies underlying the report and its presentation to the public.

     Discuss with the Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

     Discuss with the Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

     Review with the independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

     As necessary, review with the independent auditors and management any 'illegal acts,' as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Fund's financial statements.

     Make recommendations to the Board, based on the Committee's review and discussions with the Fund's independent auditors and management, with respect to the Fund's financial statements as to whether the financial statements should be included in the Fund's annual report for the previous fiscal year.

CONTRACT REVIEW

     Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

     Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

     Meet with such representatives of the service providers as the Committee deems necessary.

     Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

     Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

OTHER

     Review with the Fund's investment manager and sub-advisors:

     (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

     (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

LIMITS ON COMMITTEE LIABILITY

    The Audit and Contract Review Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the audit committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This charter may be amended by a vote of a majority of the Committee members.

                                                                      APPENDIX A

INDEPENDENCE REQUIREMENTS

    In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

     A Director/Trustee who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director/Trustee could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

     A Director/Trustee: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors/Trustees of that Fund determines in its business judgment that the relationship does not interfere with the Director's/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director/Trustee, and, if applicable, to the organization with which the Director/Trustee is affiliated.

     'Business relationship' can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (b) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director/Trustee and the Fund.

     A Director/Trustee who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

     A Director/Trustee who is an 'Immediate Family' member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

    One Independent Director/Trustee who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors/Trustees of the Brinson Advisors Funds, under exceptional and limited circumstances, determine that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

    Each member of the Committee must be 'financially literate'. A member of the Committee will be deemed to be 'financially literate' if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

FINANCIAL EXPERTISE REQUIREMENTS

    At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

---------------------------------
                      2002 TARGET
                   TERM TRUST INC.
---------------------------------



PROXY
STATEMENT



                                   ---------------------------------------------
                                                                     2002 TARGET
                                                                 TERM TRUST INC.
                                   ---------------------------------------------

                                                                ----------------
                                                                NOTICE OF
                                                                ANNUAL MEETING
                                                                TO BE HELD ON
                                                                MARCH 21, 2002
                                                                AND
                                                                PROXY STATEMENT
                                                                ----------------

                                   APPENDIX 1


                                   DETACH HERE                            ZTRG32



                                                           COMMON STOCK
                                                               PROXY


                           2002 TARGET TERM TRUST INC.

                 Annual Meeting of Shareholders - March 21, 2002


     The undersigned hereby appoints as proxies Scott Griff and Victoria Drake and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Directors of 2002 Target Term Trust Inc.

                             YOUR VOTE IS IMPORTANT


     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9388, Boston, MA 02205-9966. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.



-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE          CONTINUED  AND TO BE SIGNED ON REVERSE SIDE           SIDE
-------------                                                      -------------

2002 TARGET TERM TRUST INC.


P.O. BOX 9398
BOSTON, MA 02205-9398


                                   DETACH HERE                            ZTRG31



 [X] Please mark
     votes as in
     this example.


The Board of Directors recommends a vote "FOR"
1. To elect as directors:
   Nominees: (01) Margo N. Alexander, (02) Richard Q. Armstrong,
             (03) David J. Beaubien, (04) E. Garrett Bewkes, Jr.,
             (05) Richard R. Burt, (06) Meyer Feldberg, (07) George W. Gowen,
             (08) William W. Hewitt, Jr., (09) Morton L. Janklow,
             (10) Frederic V. Malek, (11) Carl W. Schafer,
             (12) William D. White.

                   FOR    [ ]           [ ]  WITHHOLD
                   ALL                       FROM
                 NOMINEES                    NOMINEES


             [ ]
                -----------------------------------------
                For all nominees except as noted above


    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

    This proxy will not be voted unless it is dated and signed exactly as instructed below:

    If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

    Sign exactly as name appears hereon.


Signature:
(if held jointly)               Date:        Signature:           Date:
                 ---------------     -------          ------------     --------





                       STATEMENT OF DIFFERENCES

The service mark symbol shall be expressed as...............................'sm'

The dagger symbol shall be expressed as......................................'D'